GE Funds

Supplement Dated September 15, 2006

to Prospectus dated January 29, 2006

The following supplements the section entitled “About the Investment Adviser—About the Sub-Adviser on page 60 of the prospectus as follows:

the following sentence is added to the third paragraph of the second column and shall read as follows: “Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.”

the fourth paragraph of the second column is hereby deleted in its entirety and replaced with the following: “Jack Feiler, President and Chief Investment Officer, has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990-1995.”

The following paragraph supplements the section entitled “How to Invest—How to Buy Shares—Opening an Account” on page 62 of the prospectus:

“Residency Requirement: In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor.”

The first column, second paragraph under the section “How to Invest—More on Redemption Fees” located on page 77 of the prospectus is hereby deleted in its entirety and replaced with the following:

“The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; (5) that are redemptions effected through the Systematic Withdrawal Plan; and (6) purchased or redeemed by GE LifeStyle Funds. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through an Authorized Firm”

A new subsection entitled “Full Service Defined Contribution Plans” is hereby added to the section “How to Invest—Disruptive Trading Policy—Omnibus Accounts with Financial Intermediaries” which begins on page 74 of the prospectus and shall read as follows:

“any participant in a full service defined contribution plan that exchanges out of any Fund (other than the GE Money Market Fund) will be restricted from further exchanging back into that same Fund for a period of 60 days. This restriction does not affect your ability to exchange into any investment option that has not been restricted or your ability to continue contributions into your defined contribution plan (including that same Fund).

This restriction also does not apply to withdrawals (such as distributions, hardship withdrawals and plan loans) or to loan repayments.”

A full service plan is a participant directed contributory employee benefit plan that receives recordkeeping and administration services from a designated third party administrator through its alliance relationship with the Distributor or its affiliates.”

Please retain this supplement for future reference